UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  MARCH 31, 2010

Semiannual Report to Shareholders

DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

10 Investment Portfolio

15 Financial Statements

19 Financial Highlights

24 Notes to Financial Statements

37 Summary of Management Fee Evaluation by Independent Fee Consultant

42 Account Management Resources

43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-related securities, including commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. As part of the global alpha strategy, the fund may use derivatives. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2010

Average Annual Total Returns as of 3/31/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	2.58%	5.72%	4.57%	4.06%
Class B	2.18%	5.00%	3.78%	3.27%
Class C	2.29%	4.99%	3.81%	3.30%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.24%	2.81%	3.60%	3.45%
Class B (max 4.00% CDSC)	-1.82%	2.00%	3.16%	2.90%
Class C (max 1.00% CDSC)	1.29%	4.99%	3.81%	3.30%
No Sales Charges
Class S	2.71%	5.99%	4.78%	4.24%
Institutional Class	2.71%	6.11%	4.85%	4.32%
Barclays Capital US Treasury: US TIPS Index+	2.34%	6.18%	6.01%	4.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2010 are 1.14%, 1.96%, 1.89%, 0.98% and 0.75% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Inflation Plus Fund — Class A [] Barclays Capital US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 3/31/10	$ 9.86	$ 9.97	$ 9.98	$ 9.83	$ 9.83
9/30/09	$ 9.65	$ 9.76	$ 9.76	$ 9.62	$ 9.62
Distribution Information: Six Months as of 3/31/10: Income Dividends	$ .04	$ .003	$ .003	$ .05	$ .05
Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	83	of	131	63
3-Year	86	of	117	73
Class B 1-Year	116	of	131	88
3-Year	99	of	117	84
Class C 1-Year	117	of	131	89
3-Year	98	of	117	84
Class S 1-Year	69	of	131	53
3-Year	82	of	117	70
Institutional Class 1-Year	62	of	131	47
3-Year	80	of	117	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2009 to March 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,025.80	$ 1,021.80	$ 1,022.90	$ 1,027.10	$ 1,027.10
Expenses Paid per $1,000*	$ 4.55	$ 8.32	$ 8.32	$ 3.29	$ 3.29
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,020.44	$ 1,016.70	$ 1,016.70	$ 1,021.69	$ 1,021.69
Expenses Paid per $1,000*	$ 4.53	$ 8.30	$ 8.30	$ 3.28	$ 3.28
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Plus Fund	.90%	1.65%	1.65%	.65%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/10	9/30/09

Government & Agency Obligations	89%	93%
Cash Equivalents	6%	1%
Corporate Bonds	2%	3%
Mortgage-Backed Securities Pass-Throughs	1%	—
Collateralized Mortgage Obligations	1%	3%
Asset-Backed	1%	—
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/10	9/30/09

US Government and Agencies	96%	97%
AAA	1%	—
AA	2%	—
A	—	3%
Not Rated	1%	—
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/10	9/30/09

1-4.99 years	10%	12%
5-9.99 years	22%	25%
Greater than 10 years	68%	63%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 9.0 and 9.7 years, respectively.

Asset Allocation, Quality and Effective Maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bond 2.5%
Financials
Pacific Life Global Funding, 144A, 4.745%*, 6/2/2018 (Cost $5,000,000)	5,000,000	4,311,000

Mortgage-Backed Securities Pass-Throughs 1.2%
Federal National Mortgage Association, 5.0%, 10/1/2035 (a) (Cost $2,074,062)	2,000,000	2,062,656

Asset-Backed 0.6%
Credit Card Receivables
Discover Card Master Trust, "A2", Series 2007-A2, 0.597%*, 6/15/2015 (Cost $990,703)	1,000,000	993,578

Collateralized Mortgage Obligation 0.9%
Federal National Mortgage Association, "FT", Series 2003-102, 0.646%*, 10/25/2033 (Cost $1,641,628)	1,678,342	1,665,164

Government & Agency Obligations 88.2%
Other Government Related (b) 0.9%
International Bank for Reconstruction & Development, 5.05%*, 1/14/2025	1,500,000	1,500,000
US Government Sponsored Agencies 4.2%
Federal Home Loan Bank, 4.25%*, 1/21/2020	500,000	500,000
Federal National Mortgage Association, 2.97%*, 8/8/2011	7,000,000	6,982,500
		7,482,500
US Treasury Obligations 83.1%
US Treasury Bill, 0.22%**, 9/16/2010 (c)	1,333,000	1,331,600
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028 (d)	12,410,520	11,748,307
2.125%, 2/15/2040	3,007,260	2,981,181
2.375%, 1/15/2025	12,069,015	12,633,809
2.5%, 1/15/2029	4,541,175	4,800,163
3.375%, 4/15/2032	1,830,960	2,220,325
3.625%, 4/15/2028	15,405,170	18,781,074
US Treasury Inflation-Indexed Notes:
0.625%, 4/15/2013 (d)	18,451,080	18,805,691
1.375%, 7/15/2018	6,028,500	6,032,738
1.375%, 1/15/2020	901,737	883,843
1.625%, 1/15/2015	3,404,070	3,556,191
1.625%, 1/15/2018 (d)	10,962,626	11,215,282
2.0%, 4/15/2012 (d)	10,143,340	10,623,566
2.0%, 1/15/2014 (d)	11,432,655	12,139,159
2.0%, 1/15/2016 (d)	14,191,190	15,055,973
US Treasury Notes:
2.375%, 8/31/2014	2,250,000	2,255,274
2.75%, 2/15/2019 (d)	7,500,000	6,961,522
4.875%, 4/30/2011	4,000,000	4,188,752
		146,214,450
Total Government & Agency Obligations (Cost $152,127,376)		155,196,950
	Shares	Value ($)

Securities Lending Collateral 38.4%
Daily Assets Fund Institutional, 0.22% (e) (f) (Cost $67,606,578)	67,606,578	67,606,578

Cash Equivalents 5.6%
Central Cash Management Fund, 0.16% (e) (Cost $9,869,885)	9,869,885	9,869,885
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $239,310,232)+	137.4	241,705,811
Other Assets and Liabilities, Net	(37.4)	(65,744,020)
Net Assets	100.0	175,961,791
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2010.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $241,459,053. At March 31, 2010, net unrealized appreciation for all securities based on tax cost was $246,758. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $3,689,238 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,442,480.
(a) When-issued or delayed delivery security included.
(b) Government-backed debt issued by financial companies or government sponsored enterprises.
(c) At March 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2010 amounted to $66,204,063, which is 37.6% of net assets.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At March 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2010	39	4,511,505	(19,968)
10 Year Japanese Government Bond	JPY	6/10/2010	4	5,913,788	(45,245)
5 Year US Treasury Note	USD	6/30/2010	232	26,643,750	(108,214)
Federal Republic of Germany Euro-Bund	EUR	6/8/2010	19	3,165,452	19,503
United Kingdom Long Gilt Bond	GBP	6/28/2010	66	11,492,779	41,504
Total net unrealized depreciation					(112,420)

At March 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2010	48	4,475,872	75,994
10 Year US Treasury Note	USD	6/21/2010	97	11,276,250	84,603
2 Year US Treasury Note	USD	6/30/2010	72	15,620,625	29,043
90 Day Eurodollar	USD	6/14/2010	5	1,245,375	(7,629)
90 Day Eurodollar	USD	9/13/2010	5	1,243,313	(10,379)
90 Day Eurodollar	USD	12/13/2010	5	1,239,625	(11,816)
90 Day Eurodollar	USD	3/14/2011	5	1,235,250	(12,192)
90 Day Eurodollar	USD	6/13/2011	5	1,230,563	(12,067)
90 Day Eurodollar	USD	9/19/2011	5	1,226,000	(11,479)
Federal Republic of Germany Euro-Schatz	EUR	6/8/2010	212	31,132,088	(44,382)
Total net unrealized appreciation					79,696

At March 31, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
9/15/2010 9/15/2014	3,600,000[1]	Fixed — 3.15%	Floating — LIBOR	(53,682)	6,800	(60,482)
Counterparty: [1] Morgan Stanley LIBOR: London InterBank Offered Rate

At March 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	7,447,560	AUD	8,217,000	4/22/2010	74,798	The Goldman Sachs & Co.
USD	1,044,394	CHF	1,113,000	4/22/2010	11,381	Barclays Bank PLC
USD	3,090,733	NOK	18,490,000	4/22/2010	17,260	UBS AG
USD	1,470,523	NZD	2,103,000	4/22/2010	21,152	Barclays Bank PLC
USD	1,363,302	SEK	9,876,000	4/22/2010	4,514	Barclays Bank PLC
JPY	313,543,000	USD	3,484,392	4/22/2010	130,223	HSBC Bank USA
Total unrealized appreciation					259,328
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	2,311,000	USD	2,262,282	4/22/2010	(13,092)	Credit Suisse
EUR	6,935,000	USD	9,359,698	4/22/2010	(7,267)	Bank of New York Mellon Corp.
GBP	3,114,000	USD	4,667,045	4/22/2010	(57,807)	Credit Suisse
Total unrealized depreciation					(78,166)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, interest rate swaps and forward foreign currency exchange contracts, please refer to the Derivative section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$ —	$ 4,311,000	$ 4,311,000
Mortgage-Backed Securities Pass-Throughs	—	2,062,656	—	2,062,656
Asset-Backed	—	993,578	—	993,578
Collateralized Mortgage Obligations	—	1,665,164	—	1,665,164
Government & Agency Obligations	—	145,382,850	8,482,500	153,865,350
Short-Term Investments (g)	77,476,463	1,331,600	—	78,808,063
Derivatives (h)	—	259,328	—	259,328
Total	$ 77,476,463	$ 151,695,176	$ 12,793,500	$ 241,965,139
Liabilities
Derivatives (h)	$ (32,724)	$ (138,648)	$ —	$ (171,372)
Total	$ (32,724)	$ (138,648)	$ —	$ (171,372)
(g) See Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2010.

	Corporate Bonds	Government & Agency Obligations	Total
Balance as of September 30, 2009	$ 4,173,500	$ 6,860,000	$ 11,033,500
Net realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	137,500	122,882	260,382
Amortization premium/discount	—	8,993	8,993
Net purchases (sales)	—	1,490,625	1,490,625
Net transfers in (out) of Level 3	—	—	—
Balance as of March 31, 2010	$ 4,311,000	$ 8,482,500	$ 12,793,500
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2010	$ 137,500	$ 122,882	$ 260,382

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $161,833,769) — including $66,204,063 of securities loaned	$ 164,229,348
Investment in Daily Assets Fund Institutional (cost $67,606,578)*	67,606,578
Investment in Central Cash Management Fund (cost $9,869,885)	9,869,885
Total investments, at value (cost $239,310,232)	241,705,811
Cash	3,000
Deposits with brokers on open futures contracts, at value (cost $677,055)	674,622
Receivable for investments sold	2,097,153
Receivable for Fund shares sold	2,512,584
Interest receivable	924,735
Receivable for variation margin on open futures contracts	35,218
Unrealized appreciation on forward foreign currency exchange contracts	259,328
Due from Advisor	3,239
Other assets	26,595
Total assets	248,242,285
Liabilities
Payable upon return of securities loaned	67,606,578
Payable for investments purchased	4,174,549
Payable for Fund shares redeemed	167,140
Distributions payable	27,893
Unrealized depreciation on interest rate swap contracts	60,482
Unrealized depreciation on forward foreign currency exchange contracts	78,166
Accrued management fee	63,676
Other accrued expenses and payables	102,010
Total liabilities	72,280,494
Net assets, at value	$ 175,961,791
Net Assets Consist of
Undistributed net investment income	737,401
Net unrealized appreciation (depreciation) on: Investments	2,395,579
Interest rate swaps	(60,482)
Futures	(32,724)
Foreign currency	178,729
Accumulated net realized gain (loss)	(8,232,490)
Paid-in capital	180,975,778
Net assets, at value	$ 175,961,791
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($26,504,231 ÷ 2,687,586 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.86
Maximum offering price per share (100 ÷ 97.25 of $9.86)	$ 10.14

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,905,556 ÷ 291,357 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.97

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,019,137 ÷ 1,304,807 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.98
Class S Net Asset Value, offering and redemption price per share ($20,315,541 ÷ 2,066,651 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.83

Institutional Class

Net Asset Value, offering and redemption price per share ($113,217,326 ÷ 11,518,053 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2010 (Unaudited)
Investment Income
Income: Interest	$ 2,013,670
Income distributions — affiliated cash management vehicles	5,505
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,433
Total Income	2,032,608
Expenses: Management fee	322,365
Administration fee	80,591
Distribution and service fees	109,792
Services to shareholders	54,099
Custodian fee	8,901
Professional fees	44,358
Trustees' fees and expenses	3,106
Reports to shareholders	27,081
Registration fees	34,031
Other	10,459
Total expenses before expense reductions	694,783
Expense reductions	(57,583)
Total expenses after expense reductions	637,200
Net investment income (loss)	1,395,408
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	960,637
Futures	945,911
Foreign currency	1,032,731
2,939,279
Change in net unrealized appreciation (depreciation) on: Investments	(64,256)
Futures	(203,526)
Swaps	(61,296)
Foreign currency	32,083
(296,995)
Net gain (loss)	2,642,284
Net increase (decrease) in net assets resulting from operations	$ 4,037,692

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations: Net investment income	$ 1,395,408	$ 880,873
Net realized gain (loss)	2,939,279	(12,916,400)
Change in net unrealized appreciation (depreciation)	(296,995)	13,804,102
Net increase (decrease) in net assets resulting from operations	4,037,692	1,768,575
Distributions to shareholders: Net investment income: Class A	(101,899)	(1,015,142)
Class B	(866)	(79,736)
Class C	(4,094)	(299,016)
Class S	(103,125)	(611,563)
Institutional Class	(519,724)	(3,566,943)
Net realized gains: Class A	—	(341,334)
Class B	—	(35,700)
Class C	—	(134,477)
Class S	—	(185,149)
Institutional Class	—	(1,095,131)
Tax return of capital: Class A	—	(251,474)
Class B	—	(19,752)
Class C	—	(74,073)
Class S	—	(151,498)
Institutional Class	—	(883,613)
Total distributions	(729,708)	(8,744,601)
Fund share transactions: Proceeds from shares sold	44,906,854	68,658,758
Reinvestment of distributions	691,895	8,104,061
Cost of shares redeemed	(19,020,647)	(99,893,882)
Redemption fees	—	7,620
Net increase (decrease) in net assets from Fund share transactions	26,578,102	(23,123,443)
Increase (decrease) in net assets	29,886,086	(30,099,469)
Net assets at beginning of period	146,075,705	176,175,174
Net assets at end of period (including undistributed net investment income of $737,401 and $71,701, respectively)	$ 175,961,791	$ 146,075,705

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.09	$ 9.97	$ 9.91	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.08	.06	.70	.38	.47	.06
Net realized and unrealized gain (loss)	.17	.20	(.29)	.17	(.25)	.07
Total from investment operations	.25	.26	.41	.55	.22	.13
Less distributions from: Net investment income	(.04)	(.45)	(.22)	(.48)	(.42)	(.02)
Net realized gains	—	(.15)	(.07)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—	—
Total distributions	(.04)	(.70)	(.29)	(.49)	(.42)	(.02)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.86	$ 9.65	$ 10.09	$ 9.97	$ 9.91	$ 10.11
Total Return (%)[d,e]	2.58**	3.10	3.94	5.78	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	30	4	1.1
Ratio of expenses before expense reductions (%)	1.03*	1.14	1.03	1.81	2.08	2.52*
Ratio of expenses after expense reductions (%)	.90*	.91	.90	.90	.90	.90*
Ratio of net investment income (%)	1.62*	.61	6.76	3.94	4.88	2.47*
Portfolio turnover rate (%)	26**	114	91	167	331	28*
[a] For the six months ended March 31, 2010 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.13	$ 10.02	$ 9.95	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	(.01)	.62	.31	.40	.04
Net realized and unrealized gain (loss)	.17	.20	(.29)	.17	(.26)	.08
Total from investment operations	.21	.19	.33	.48	.14	.12
Less distributions from: Net investment income	(.00)***	(.31)	(.15)	(.40)	(.31)	(.00)***
Net realized gains	—	(.15)	(.07)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—	—
Total distributions	(.00)***	(.56)	(.22)	(.41)	(.31)	(.00)***
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.97	$ 9.76	$ 10.13	$ 10.02	$ 9.95	$ 10.12
Total Return (%)[d,e]	2.18**	2.28	3.12	5.01	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3.3		.1	.1
Ratio of expenses before expense reductions (%)	1.83*	1.96	1.89	2.58	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.66	1.65	1.65	1.65	1.65*
Ratio of net investment income (%)	.87*	(.14)	6.01	3.19	4.13	1.72*
Portfolio turnover rate (%)	26**	114	91	167	331	28*
[a] For the six months ended March 31, 2010 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.14	$ 10.02	$ 9.96	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	(.01)	.62	.31	.40	.04
Net realized and unrealized gain (loss)	.18	.19	(.28)	.16	(.25)	.08
Total from investment operations	.22	.18	.34	.47	.15	.12
Less distributions from: Net investment income	(.00)***	(.31)	(.15)	(.40)	(.31)	(.00)***
Net realized gains	—	(.15)	(.07)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—	—
Total distributions	(.00)***	(.56)	(.22)	(.41)	(.31)	(.00)***
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.98	$ 9.76	$ 10.14	$ 10.02	$ 9.96	$ 10.12
Total Return (%)[d,e]	2.29**	2.27	3.12	4.90	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	12	10	1	1.1
Ratio of expenses before expense reductions (%)	1.78*	1.89	1.83	2.46	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.66	1.65	1.65	1.66	1.65*
Ratio of net investment income (%)	.87*	(.14)	6.01	3.19	4.12	1.72*
Portfolio turnover rate (%)	26**	114	91	167	331	28*
[a] For the six months ended March 31, 2010 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 10.08	$ 9.96	$ 9.90	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.08	.72	.40	.48	.06
Net realized and unrealized gain (loss)	.17	.20	(.29)	.16	(.26)	.08
Total from investment operations	.26	.28	.43	.56	.22	.14
Less distributions from: Net investment income	(.05)	(.49)	(.24)	(.49)	(.44)	(.02)
Net realized gains	—	(.15)	(.07)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—	—
Total distributions	(.05)	(.74)	(.31)	(.50)	(.44)	(.02)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.83	$ 9.62	$ 10.08	$ 9.96	$ 9.90	$ 10.12
Total Return (%)[d]	2.71**	3.35	4.04	5.87	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	15	5	1.2
Ratio of expenses before expense reductions (%)	.88*	.98	.88	1.47	1.79	2.39*
Ratio of expenses after expense reductions (%)	.65*	.67	.70	.75	.80	.80*
Ratio of net investment income (%)	1.87*	.85	6.96	4.08	4.98	2.57*
Portfolio turnover rate (%)	26**	114	91	167	331	28*
[a] For the six months ended March 31, 2010 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 10.09	$ 9.97	$ 9.91	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.08	.73	.41	.50	.07
Net realized and unrealized gain (loss)	.17	.19	(.29)	.16	(.26)	.07
Total from investment operations	.26	.27	.44	.57	.24	.14
Less distributions from: Net investment income	(.05)	(.49)	(.25)	(.50)	(.45)	(.02)
Net realized gains	—	(.15)	(.07)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—	—
Total distributions	(.05)	(.74)	(.32)	(.51)	(.45)	(.02)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.83	$ 9.62	$ 10.09	$ 9.97	$ 9.91	$ 10.12
Total Return (%)[d]	2.71**	3.31	4.21	6.05	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	90	119	27	23	20
Ratio of expenses before expense reductions (%)	.66*	.75	.74	1.36	1.67	2.12*
Ratio of expenses after expense reductions (%)	.65*	.66	.65	.65	.65	.65*
Ratio of net investment income (%)	1.87*	.86	7.01	4.19	5.13	2.72*
Portfolio turnover rate (%)	26**	114	91	167	331	28*
[a] For the six months ended March 31, 2010 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund) (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

Effective April 1, 2010, the investment strategy of the Fund changed. Under the Fund's new investment strategy, it invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the U.S. government, non-U.S. governments, their agencies or instrumentalities, and U.S. and non-US corporations. The Fund may also invest in derivatives related to each of these types of securities. In addition, the Fund may also invest (directly or indirectly) up to 30% of its total assets in commodity-linked derivative instruments (such as commodity-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts. Up to 10% of the Fund's total assets may be invested in below investment grade bonds or instruments (also referred to as junk bonds). The Fund will also continue to implement the integrated global tactical asset allocation overlay (integrated Global Alpha Platform or iGAP) strategy. Under the Fund's new investment strategy, it will no longer be required to invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds. In conjunction with adoption of the Fund's new investment strategy, the Fund's name changed to DWS Global Inflation Plus Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of US Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into future contracts in circumstances where the portfolio management team believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the bond market. The Fund also enters into futures contracts to gain exposure to different parts of yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices, and security indices and on currency. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $105,010,000 to $127,312,000.

Interest Rate Swap Contracts. The Fund enters into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2010, the Fund invested in interest rate swap contracts with a total notional amount of $3,600,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward foreign currency contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2010, the Fund invested in forward currency contracts with a total value generally indicative of a range from approximately $16,203,000 to $34,190,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (32,724)	$ —	$ (32,724)
Foreign Exchange Contracts (b)	—	259,328	259,328
	$ (32,724)	$ 259,328	$ 226,604

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation (depreciation) on futures contracts. Asset of receivable for variation margin on open futures contracts reflects unsettled variation margin
(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (60,482)	$ —	$ (60,482)
Foreign Exchange Contracts (b)	—	(78,166)	(78,166)
	$ (60,482)	$ (78,166)	$ (138,648)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on interest rate swap contracts
(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ 945,911	$ —	$ 945,911
Foreign Exchange Contracts (b)	—	1,033,005	1,033,005
	$ 945,911	$ 1,033,005	$ 1,978,916

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (203,526)	$ —	$ (61,296)	$ (264,822)
Foreign Exchange Contracts (b)	—	38,165	—	38,165
	$ (203,526)	$ 38,165	$ (61,296)	$ (226,657)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in unrealized appreciation (depreciation) from futures contracts and interest rate swap contracts, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $4,200,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 (the expiration dates), whichever occurs first.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $4,690,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Prior to April 1, 2010, distributions were declared daily and distributed to shareholders monthly from net investment income. Effective April 1, 2010, distributions from net investment income are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, deflationary income and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $61,245,878 and $39,832,295, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the Fund's portfolio management team, out of the Advisor into a separate investment advisory firm unaffiliated with the Advisor known as QS Investors, LLC ("QS Investors") (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, the terms of the Separation and the Sub-Advisory Agreement, the Fund's Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the Fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the Fund's Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the Fund's assets without the need for a shareholder meeting or vote. The Sub-Advisory Agreement is expected to become effective upon the effective date of the Separation. As a subadvisor to the Fund, QS Investors will manage the portion of assets allocated to the Fund's iGAP strategy. Pursuant to the Sub-Advisory Agreement, QS Investors is paid for its services by the Advisor from its fees as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period from October 1, 2009 through January 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

Accordingly, for the six months ended March 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $10,255 and the amount imposed aggregated $312,110, which was equivalent to an annualized effective rate of 0.39% of the Fund's daily average net assets.

In addition, the Advisor reimbursed $10,358 and $111 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2010, the Administration Fee was $80,591, of which $14,678 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 11,122	$ 11,122
Class B	1,886	1,886
Class C	5,484	5,484
Class S	11,304	11,304
Institutional Class	293	293
	$ 30,089	$ 30,089

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2010
Class B	$ 10,161	$ 1,876
Class C	49,499	8,667
	$ 59,660	$ 10,543

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2010	Annualized Effective Rate
Class A	$ 30,510	$ 4,271	$ 8,103.20%
Class B	3,253	328	1,252.22%
Class C	16,369	2,171	4,255.22%
	$ 50,132	$ 6,770	$ 13,610

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2010 aggregated $2,040.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2010, the CDSC for Class B and Class C shares aggregated $1,954 and $1,389, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,547, of which $6,922 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Ownership of the Fund

As of March 31, 2010, the DWS Alternative Asset Allocation Plus Fund and the DWS Select Alternative Allocation Fund held 42% and 15%, of the total shares outstanding of the Fund, respectively

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	866,984	$ 8,536,708	1,415,119	$ 13,225,493
Class B	83,148	829,077	125,075	1,178,219
Class C	409,954	4,074,490	666,069	6,279,151
Class S	510,853	5,013,706	1,207,527	11,232,590
Institutional Class	2,697,993	26,452,873	3,965,662	36,743,305
		$ 44,906,854		$ 68,658,758
Shares issued to shareholders in reinvestment of distributions
Class A	9,242	$ 90,566	165,508	$ 1,511,141
Class B	66	652	11,054	101,823
Class C	324	3,211	43,745	403,326
Class S	8,608	84,074	81,001	738,074
Institutional Class	52,561	513,392	587,312	5,349,697
		$ 691,895		$ 8,104,061
Shares redeemed
Class A	(579,045)	$ (5,711,133)	(2,208,302)	$ (20,830,643)
Class B	(53,715)	(533,496)	(132,651)	(1,253,062)
Class C	(293,697)	(2,921,853)	(466,265)	(4,390,012)
Class S	(443,881)	(4,350,843)	(758,011)	(7,083,484)
Institutional Class	(561,520)	(5,503,322)	(6,996,801)	(66,336,681)
		$ (19,020,647)		$ (99,893,882)
Redemption fees		$ —		$ 7,620
Net increase (decrease)
Class A	297,181	$ 2,916,141	(627,675)	$ (6,090,553)
Class B	29,499	296,233	3,478	26,980
Class C	116,581	1,155,848	243,549	2,293,847
Class S	75,580	746,937	530,517	4,889,962
Institutional Class	2,189,034	21,462,943	(2,443,827)	(24,243,679)
		$ 26,578,102		$ (23,123,443)

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund), a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund), a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 1, 2010